SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report . . . . . . . . . . . . . . . . . . . . . . February 20, 2002

Date of Earliest Event Reported . . . . . . . . .February 15, 2002

0-17893
 (Commission File Number)

TELTRONICS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

59-2937938
(I.R.S. Employer Identification Number)

2150 WHITFIELD INDUSTRIAL WAY, SARASOTA, FLORIDA 34243
(Address of principal executive offices, including zip code)

941-753-5000
(Registrant's telephone number, including area code)

ITEM 5.     OTHER EVENTS.

          On February 15, 2002, Teltronics, Inc. ("Telt") issued a press release announcing that it had received a Nasdaq Staff Determination letter at the close of business on February 15, 2002, indicating that Teltronics fails to comply with the minimum net tangible assets or minimum stockholders' equity requirements for continued listing, set forth in Marketplace Rule 4310(c)(2)(B) and that it did not comply with the $1.00 minimum bid price requirement set forth in Marketplace Rule 4310(c)(4) for continued listing and that its common stock is therefore subject to delisting from The Nasdaq SmallCap Market, as more fully described in the press release filed as an exhibit to this Report on Form 8-K. Teltronics has filed a request for a hearing before the Nasdaq Qualifications Panel to review the Staff Determination.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
99	Press Release dated February 19, 2002

2

SIGNATURES

           Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TELTRONICS, INC. (Registrant)
February 20, 2002	By:	/s/ Ewen R. Cameron Ewen R. Cameron President and CEO
February 20, 2002	By:	/s/ Patrick G. Min Patrick G. Min Vice President Finance and Chief Financial Officer

3